VERTEX ENERGY, INC. 8-K

EXHIBIT 10.6

OMNIBUS AMENDMENT AND WAIVER

THIS OMNIBUS AMENDMENT AND WAIVER (this “Omnibus Amendment”), dated as of June 3, 2024, is entered into by and among Vertex Energy, Inc., a Nevada corporation (“Parent”), Vertex Refining Alabama LLC, a Delaware limited liability company (“Borrower”), each of Parent’s direct and indirect Subsidiaries listed on the signature pages hereto other than Excluded Subsidiaries (collectively, the “Subsidiary Guarantors” and each, individually, a “Subsidiary Guarantor”; the Subsidiary Guarantors, together with Parent, each a “Guarantor” and collectively, the “Guarantors”), Cantor Fitzgerald Securities (“Cantor”), as administrative agent and collateral agent for the Lenders (“Agent”), and the Lenders (as defined below) party hereto.

W I T N E S S E T H

WHEREAS, reference is made to (x) that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022, that certain Amendment Number Three to Loan and Security Agreement, dated as of January 8, 2023, that certain Amendment Number Four and Consent and Waiver to Loan and Security Agreement, dated as of May 26, 2023, that certain Amendment Number Five to Loan and Security Agreement, dated as of December 28, 2023, as modified by that certain Limited Consent, dated as of March 22, 2024, as modified by that certain Limited Consent, dated as of March 28, 2024 (the “March Consent”), as modified by that certain Limited Consent, dated as of May 23, 2024, and as further modified by the May 24 Consent (as defined below), and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent and (y) that certain Limited Consent and Partial Lien Release, dated as of May 24, 2024, by and among the Borrower, the Parent, the Guarantors party thereto, the Lenders party thereto and the Agent (the “May 24 Consent”);

WHEREAS, upon the terms and conditions set forth herein, the Agent and the Lenders comprising the Required Lenders have agreed to certain amendments to the May 24 Consent to: amend and restate the Sales Agreements constituting Idemitsu Transaction Documents as of the date hereof as reflected on Schedule 1 hereto to include the New Trades (as defined on Schedule 1);

WHEREAS, Borrower has requested that Agent and Lenders consent to certain amendments to that certain Security Agreement, dated as of May 24, 2024, by and among Vertex Renewables Alabama LLC and Idemitsu (the “Security Agreement”), in such substantially final form as delivered to the Lenders on the date hereof or with such other changes approved by the Lenders (the “Specified Consent”);

WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders (which, for the avoidance of doubt, constitute the Required Lenders) have agreed to provide the Specified Consent and confirm the release of the Idemitsu Collateral with respect to the New Trades;

WHEREAS, Parent, Borrower, the Subsidiary Guarantors, Agent and Macquarie Energy North America Trading Inc. (“Macquarie”) are parties to that certain Intercreditor Agreement, dated as of April 1, 2022, as amended and restated on May 26, 2023 (the “Existing Intercreditor Agreement”);

WHEREAS, the Agent has been notified pursuant to Section 2.05 of the Existing Intercreditor Agreement that the Renewables Intermediation Facility (as defined therein) has been terminated, and, in connection with such termination, the parties thereto have agreed to amend and restate the Existing Intercreditor Agreement in substantially the form attached to this Omnibus Amendment as Exhibit A (the “A&R Intercreditor Agreement”);

WHEREAS, upon the terms and conditions set forth herein, the Agent and Lenders (which, for the avoidance of doubt, constitute the Required Lenders) have agreed to consent to amend and restate the Existing Intercreditor Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in Section 1.1 of the Loan Agreement, as amended by this Amendment or, if not defined therein, in the May 24 Consent.

2.	Amendments.

(a)	Interpretation of the May 24 Consent.

A.	Capitalized terms used in the May 24 Consent including as amended and restated herein shall be interpreted to have the meaning in this Omnibus Amendment or in the Loan Agreement after giving effect to this Omnibus Amendment.

B.	All uses of the term “Idemitsu Transactions” and the “Idemitsu Transaction Documents” in the May 24 Consent including as amended and restated herein shall be interpreted to include the New Trades and the Sales Agreements constituting the New Trades, respectively.

(b)	Amendment and Restatement of the May 24 Consent. For convenience of reference only, amendments to existing provisions of the May 24 Consent have been set off in bold and underlined or ~~strikethrough~~ text, which shall not affect the interpretation of this Omnibus Amendment.

A.	The definition of “Idemitsu Collateral” in the May 24 Consent and as used throughout this Omnibus Amendment (including as amended and restated below) is hereby (x) acknowledged to include assets constituting Idemitsu Collateral related to the New Trades and (y) amended and restated in its entirety as follows:

““Idemitsu Collateral” means the following assets of Vertex Renewables to the extent and in the amounts purchased under the Idemitsu Transaction Documents: (a) Inventory constituting Renewable Feedstock and Renewable Product and any blendstocks, additives, or similar goods used in the production of Renewable Product; (b) all Documents issued in respect of any Inventory or Goods described in clause (a); (c) all Environmental Attributes solely to the extent generated from Inventory or Goods described in clause (a); (d) all Regulatory Credits, including but not limited to RINs, in each case, associated with such Renewable Product and certified by ~~the Grantor~~ Vertex Renewables as and when such Renewable Product is produced upstream by the renewable diesel unit at the Mobile Refinery from Renewable Feedstock; (e) all Proceeds of, Supporting Obligations (including, without limitation, Letter-of-Credit Rights) with respect to, and Rights to Payment arising out of, any of the foregoing (specifically excluding proceeds of business interruption insurance); and (f) all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter related to the foregoing; provided for purposes of the Lien permitted to be granted pursuant to the Specified Consents to Idemitsu, which, for the avoidance of doubt, shall constitute a Permitted Lien under the Loan Agreement, only and not the Collateral Release, (i) clause (d) above shall also include Vertex Renewable’s EMTS Account subject to Section 2(c) of the May 24 Consent (or any section in an intercreditor agreement between the Agent and Idemitsu which supersedes such provision) and (ii) clause (e) above shall also include casualty and property insurance proceeds subject to Section 2(d) of the May 24 Consent (or any section in an intercreditor agreement between the Agent and Idemitsu which supersedes such provision).”

B.	Sections 1 and 2 of the May 24 Consent is hereby amended and restated with the following:

“1.	Limited Consent.

(a)	In reliance upon the representations and warranties of each Loan Party set forth in Section 4 ~~below~~ of the May 24 Consent and Section 6 of the Omnibus Amendment and the conditions to the Limited Consent set forth in paragraph (1)(c) ~~below~~of the May 24 Consent, Agent and each Lender under the Loan Agreement party hereto, constituting the Required Lenders, hereby provide the Specified Consents (including the Sales Agreements constituting the New Trades). After giving effect to this Limited Consent, (i) subject to the conditions in paragraph (c) below, the Idemitsu Transactions shall not constitute a Default under the Loan Agreement and (ii) the Idemitsu Transaction Documents shall constitute a Material Contract under the Loan Agreement.

(b)	The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

(c)	This Limited Consent shall be subject to compliance with the following conditions on an ongoing basis:

i.	This Limited Consent shall automatically expire on ~~June 17, 2024~~ July 8, 2024 (or such later date as the Agent may agree upon Required Lenders direction (which direction and extension may be by e-mail)); provided however it is understood and agreed that any Idemitsu Collateral subject to a Collateral Release prior to such date shall remain released and that the Lien on such Idemitsu Collateral shall remain permitted; provided further that to the extent any Idemitsu Collateral is repurchased by Vertex Renewables or any other Loan Party or affiliate thereof after the Idemitsu Transactions have unwound and the obligations thereunder have been satisfied (which in any event shall be subject to the cap in clause (ii) below) then to the extent such assets constituted Collateral (prior to the date hereof or would constitute Collateral to the extent hereafter acquired) the grant under the Loan Agreement with respect to such assets is hereby reaffirmed and such assets shall be subject to the Agent’s Lien and the Borrower shall promptly take such actions as shall be necessary to reaffirm and reinstate a perfected security interest in favor of the Agent.

ii.	All amounts owed or owing, including fees and charges by Vertex under the Idemitsu Transaction Documents (such amount, the “Idemitsu Obligations”) at any time shall not exceed ~~$20,000,000~~$30,000,000 (or such larger amount as the Agent may agree upon Required Lenders direction (which direction and increase may be by e-mail)) (such maximum amount, the “Idemitsu Obligation Cap”).

iii.	Vertex Renewables and the other Loan Parties shall not use Vertex Renewables’ EMTS Account for any purpose other than to hold Idemitsu Collateral for the duration of this Limited Consent.

2. Lien Release. In reliance upon the representations and warranties of each Loan Party set forth in Section 4 ~~below~~ of the May 24 Consent and Section 6 of the Omnibus Amendment and direction of the Lenders set forth in Section 10 below and without independent investigation and subject to the conditions set forth in Section 3 below being satisfied as well as the consummation of the Idemitsu Transactions with respect to such Idemitsu Collateral, the Agent (for itself and for and on behalf of each of the Lenders):

(a)  acknowledges that the Agent’s security interests, liens and rights in the Idemitsu Collateral shall be deemed released pursuant to clause (3) of the second paragraph of Section 4.1 and Section 12.12(a)(ii) of the Loan Agreement, following the consummation of the Idemitsu Transactions, and that the Idemitsu Collateral shall not constitute Collateral under and as defined in the Loan Documents after such time (the “Collateral Release”);

(b)  authorizes the filing by Sidley Austin LLP of UCC-3 amendments releasing the Idemitsu Collateral (as defined in Section 2(b)A. of the Omnibus Amendment) from existing financing statements) in form to be agreed by the Required Lenders (or their counsel) and Idemitsu (the “UCC-3 Release”); and

(c)  acknowledges that (i) the Agent’s security interests, liens and rights in the Idemitsu Collateral that is not subject to the Collateral Release will remain in full force and effect and that Idemitsu will also have a security interest, lien and rights in such Collateral and that the priority of the security interests, liens and rights in favor of the Agent and Idemitsu shall be as follows: (x) with respect to Vertex Renewable’s EMTS Account, Idemitsu shall have priority over all security interest, lien and right of the Agent, and the Agent hereby subordinates such security interest, lien and rights, in the EMTS Account to the extent that any Regulatory Credits generated from Inventory or Goods that are to be transferred to Idemitsu pursuant to a Sales Agreement and (y) with respect to property and casualty insurance proceeds (1) to the extent (I) such proceeds arise solely from or are related to Idemitsu Collateral described in clauses (a) through (d) of the definition thereof or (II) such proceeds are sufficient to cover the losses associated with the value of the Idemitsu Collateral and the Collateral affected by such casualty event, Idemitsu shall have priority over all security interest, lien and right of the Agent, and the Agent hereby releases such security interest, lien and rights, in such property and casualty insurance proceeds related to the loss of such Idemitsu Collateral and shall turn over such proceeds to Idemitsu, and (2) to the extent that a casualty loss affects both Idemitsu Collateral and Collateral and casualty and property insurance proceeds are insufficient to cover the losses associated with the value of the Idemitsu Collateral and the Collateral affected by such casualty event, Idemitsu and the Agent shall share in such proceeds on a pari passu and pro rata basis (based on the percentage determined by dividing the outstanding Idemitsu Obligations (subject to the Idemitsu Obligation Cap and as set forth in a certificate delivered by Idemitsu to the Agent) by the sum of the outstanding Idemitsu Obligations (subject to the Idemitsu Obligation Cap) plus the outstanding Obligations) and the Agent is hereby directed to turn over proceeds received to Idemitsu in accordance with the foregoing and (ii) Idemitsu shall be and is expressly made a third party beneficiary of this Section 2 and shall be entitled to enforce each of the terms set forth herein as if a party hereto.

For the avoidance of doubt, prior to the receipt of any notice of an Enforcement Action or casualty event involving the Idemitsu Collateral from Idemitsu, the Agent is hereby permitted to treat all cash, Cash Equivalents, Money, collections and payments deposited in any deposit account subject to a deposit account control agreement or similar agreements in favor of the Agent (such accounts “Control Accounts”) or otherwise received by the Agent as Collateral. The Agent hereby agrees that if the Control Accounts contain any cash, Cash Equivalents or Money, which constitutes proceeds of the Idemitsu Collateral, then, upon obtaining knowledge or notice from Idemitsu or Vertex Renewables that such cash, Cash Equivalents or Money constitutes proceeds of the Idemitsu Collateral then the Agent shall hold such proceeds in trust for Idemitsu and turn over such proceeds to the Vertex Renewables to be applied to the Idemitsu Obligations (subject to the Idemitsu Obligations Cap).”

(c)	Amendments to the Credit Agreement.

A.	The definition of “A&R Intercreditor Agreement” shall be amended and restated as follows:

““A&R Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Closing Date, as amended and restated as of the Fourth Amendment Effective Date and as further amended and restated as of June 3, 2024, by and between the Agent, the Intermediation Facility Agent, and acknowledged by the Loan Parties.”

B.	The following definitions and each definition included in Annex I are hereby added to the Loan Agreement in alphabetical order:

““Idemitsu” means Idemitsu Apollo Renewable Corporation, a Delaware corporation.”

““Omnibus Amendment” means that certain Omnibus Amendment and Waiver, dated as of June 3, 2024, by and among Parent, Borrower, the other Subsidiary Guarantors, Agent and the Lenders.”

(d)	Amendment and Restatement of the Existing Intercreditor Agreement. Subject to the satisfaction (or waiver in writing by the Lenders) of the conditions precedent set forth in Section 5 hereof, the Agent is directed by the Lenders party hereto, constituting the Required Lenders, to execute and deliver the A&R Intercreditor Agreement, as attached as Exhibit A hereto.

3.            Consent. In reliance upon the representations and warranties of each Loan Party set forth in Section 6 below, Agent (at the direction of the Required Lenders) and the undersigned Lenders, constituting the Required Lenders under the Loan Agreement, hereby consent to the Specified Consent. The foregoing is a limited consent. Except as expressly set forth in this Omnibus Amendment, nothing in this Section 3 shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.	Limited Waiver.

(a)	Notwithstanding the provisions of the Loan Agreement to the contrary, the Lenders party hereto (which, for the avoidance of doubt, constitute the Supermajority Lenders) hereby waive the March 2024 Mandatory Prepayment (as defined in the March Consent).

(b)	Effectiveness of Limited Waiver. This waiver shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically waived by this Omnibus Amendment, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’, the Supermajority Lenders’ or the Required Lenders’ consent (as applicable) or approval under the Loan Documents, (iv) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than as specifically waived herein) whether now existing or otherwise, all such rights and remedies hereby being expressly reserved, or (v) establish a custom or course of dealing or conduct between the Agent and the Lenders, on the one hand, and the Borrower or any other Loan Party on the other hand.

5.            Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent (at the direction of the Required Lenders) or the Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Omnibus Amendment (the date on which all such conditions precedent are either satisfied or waived, being the “Omnibus Amendment Effective Date”):

(a)          The Agent and the Lenders shall have received this Omnibus Amendment, duly executed by the parties hereto; and

(b)          The Agent shall have received a notice pursuant to Section 2.05 of the Existing Intercreditor Agreement from Macquarie Energy North America Trading Inc., in its capacity as Renewables Intermediation Facility Secured Party under the Existing Intercreditor Agreement that the Termination Date (as defined in the Existing Intercreditor Agreement) has occurred with respect to the Renewables Intermediation Facility Obligations.

For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Omnibus Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Omnibus Amendment Effective Date specifying its objection thereto.

6.            Representations and Warranties. In order to induce Agent and the Lenders to enter into this Omnibus Amendment, Parent and Borrower each hereby represents and warrants to Agent and the Lenders that:

(a)          each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Omnibus Amendment) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(b)          on and immediately prior to the date hereof and immediately after giving effect to this Omnibus Amendment, no Default or Event of Default will have occurred and be continuing; and

(c)          on and immediately prior to the date hereof and immediately after giving effect to this Omnibus Amendment, the Loan Parties, individually and collectively, are not Insolvent; and

(d)          this Omnibus Amendment has been duly executed and delivered by each Loan Party party hereto; and

(e)          represents and warrants that this Omnibus Amendment constitutes the legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

7.	Post-Closing Obligations.

(a)	On or prior to June 14, 2024 (or such later date as the Agent may agree upon Required Lenders direction (which direction and extension may be by e-mail) such date and any extension thereof, the “ICA Requirement Date”), the Loan Parties shall use commercially reasonable efforts to cause Idemitsu to agree to an intercreditor agreement with the Agent, in form and substance acceptable to the Required Lenders and Agent in their sole discretion, which intercreditor agreement shall address, among other things, shared collateral, access to the real property constituting the Collateral of the Lenders to access the Idemitsu Collateral, enforcement rights, as well as bankruptcy and debtor-in-possession financing terms. Failure to comply with this Section 7(a) shall constitute an immediate Event of Default under the Loan Agreement unless the ICA Requirement Date is extended as permitted therein or the requirement is waived by Supermajority Lenders.

(b)	On or prior to June 7, 2024, Agent and each Lender shall have been reimbursed for all Lender Expenses invoiced prior to the date hereof required to be paid pursuant to Section 2.5 and Section 10.3 of the Loan Agreement incurred through the Omnibus Amendment Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Omnibus Amendment, the Idemitsu Transaction Documents, the A&R Intercreditor Agreement and any documents and instruments relating hereto).

8.             GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS OMNIBUS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

9.              Amendments. This Omnibus Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

10.            Counterparts. This Omnibus Amendment and any notices delivered under this Omnibus Amendment may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Omnibus Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Omnibus Amendment may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

11.	Effect on Loan Documents.

(a)          The Loan Agreement, as modified hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Omnibus Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. Except for the amendments to the Loan Agreement expressly set forth herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect.

(b)          Upon and after the effectiveness of this Omnibus Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. Upon and after the effectiveness of this Omnibus Amendment, each reference in the A&R Intercreditor Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the A&R Intercreditor Agreement, and each reference in the other Loan Documents to “the Intercreditor Agreement”, “the A&R Intercreditor Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the A&R Intercreditor Agreement, shall mean and be a reference to the A&R Intercreditor Agreement as modified hereby.

(c)          Upon and after the effectiveness of this Omnibus Amendment, each reference in the other Loan Documents to “the May 24 Consent”, “thereunder”, “therein”, “thereof” or words of like import referring to the May 24 Consent, shall mean and be a reference to the May 24 Consent as modified hereby.

(d)          To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement, after giving effect to this Omnibus Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(e)          This Omnibus Amendment is a Loan Document.

12.         Reaffirmation of Obligations. The Loan Parties hereby acknowledge and agree that all terms, covenants, conditions and provisions of the Loan Documents (including, without limitation, each Collateral Document) continue in full force and effect, are herein reaffirmed in their entirety and remain unaffected and unchanged, except to the extent expressly set forth in this Omnibus Amendment. Neither this Omnibus Amendment nor the execution and delivery of this Omnibus Amendment by Agent, the Lenders and the Loan Parties hereto shall constitute a novation or renewal of the Term Loan or the Indebtedness or any of the Loan Documents. This Omnibus Amendment, except to the extent expressly set forth herein, is not intended to and shall not be deemed or construed to create or constitute a waiver, release, or relinquishment of, and shall not affect, the liens, security interests and rights, remedies and interests under the Loan Documents, all of which are hereby ratified, confirmed, renewed and extended in all respects.

13.           Agent. The Agent has executed this Omnibus Amendment and the A&R Intercreditor Agreement as directed under and in accordance with the Loan Agreement and will perform this Omnibus Amendment and the A&R Intercreditor Agreement solely in its capacity as Agent hereunder, and not individually. In performing under this Omnibus Amendment and the A&R Intercreditor Agreement, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders hereby directs and consents to the Agent’s execution of this Omnibus Amendment and the A&R Intercreditor Agreement, and the authorization of Collateral Release and the filing of the UCC-3 Release.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PARENT:	VERTEX ENERGY, INC.,
a Nevada corporation

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

BORROWER:	VERTEX REFINING ALABAMA LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:	VERTEX REFINING TEXAS LLC,
a Texas limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX MARINE FUEL SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX ENERGY OPERATING, LLC,
a Texas limited liability company

	By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature Page to Omnibus Amendment]

VERTEX REFINING LA, LLC,
a Louisiana limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

HPRM LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

TENSILE-HEARTLAND ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director, President and Chief Executive Officer

VERTEX RECOVERY MANAGEMENT, LLC,
a Texas limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX REFINING NV, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX SPLITTER CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	Director

[Signature Page to Omnibus Amendment]

VERTEX REFINING MYRTLE GROVE LLC,
a Delaware limited liability company

By:
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CRYSTAL ENERGY, LLC,
an Alabama limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

BANGO OIL LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature page to Omnibus Amendment]

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

H & H OIL, L. P.,
a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX II GP, LLC,
a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

TENSILE-MYRTLE GROVE ACQUISITION CORPORATION,
a Delaware corporation

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chairman of the Board

[Signature Page to Omnibus Amendment]

VERTEX MERGER SUB, LLC,
a California limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RENEWABLES LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

VERTEX RENEWABLES ALABAMA LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President and Chief Executive Officer

[Signature Page to Omnibus Amendment]

LENDERS:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

[Signature Page to Omnibus Amendment]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD.

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

HIGHBRIDGE SCF II LOAN SVP, L.P.

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

1992 MASTER FUND CO-INVEST SPC – SERIES 4 SEGREGATED PORTFOLIO

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature Page to Omnibus Amendment]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 6 L.P.

By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 2 L.P.

By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

[Signature Page to Omnibus Amendment]

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

[Signature Page to Omnibus Amendment]

CROWDOUT CAPITAL LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

[Signature Page to Omnibus Amendment]

AGENT:

CANTOR FITZGERALD SECURITIES

By:	/s/ James Buccola
	Name:	James Buccola
	Title:	Head of Fixed Income

[Signature Page to Omnibus Amendment]

ANNEX I

DEFINED TERMS

“CARB” means the California Air Resources Board.

“EMTS” means the EPA Moderated Transaction System, as defined in 40 C.F.R. §80.1401 and regulated under the RFS Program.

“EMTS Account” means Vertex Renewables’ EPA Moderated Transaction System Account for RINs maintained in the name of Vertex Renewables with EMTS, with identifier number 2215.

“Environmental Attributes” means any and all credits, benefits, emission reductions, offsets and allowances, howsoever entitled, attributable to the production, sale, combustion or other use of Renewable Products, or their displacement or reduction in the use of conventional energy generation, greenhouse gas emissions, pollutants or transportation fuel, heating oil or jet fuel (“GHG Attributes”), including, without limitation, (i) any Regulatory Credits and (ii) Fuel Tax Credits.

“Fuel Tax Credits” mean the tax credits, and the rights to claim such tax credits, available for producing, blending or using Renewable Product available under applicable law, including, but not limited to tax credits available under Sections 40A, 40B, 45Z and 6426 of Title 26 of the U.S. Code.

“Low Carbon Fuel Standard” or “LCFS” means the regulations, orders, decrees and standards issued by CARB or other applicable governmental authority implementing or otherwise applicable to the Low Carbon Fuel Standard set forth in the California Code of Regulations at Title 17, §§ 95480 et seq., and each successor regulation, as may be subsequently amended, supplemented or restated from time to time.

“Regulatory Credits” mean any all current and future credits, benefits, air quality credits, renewable fuel credits, renewable energy credits and certificates, emission reductions, offsets and allowances on the GHG Attributes, including, without limitation, RINs under the RFS Program, renewable energy certificates and credits under the LCFS and other state and provincial low carbon fuel programs such as LCFS credits.

“Renewable Feedstock” means one or more renewable biomass feedstocks used for the production of Renewable Fuels and sold by Idemitsu to Vertex Renewables pursuant to a Sales Agreement, but excluding for all purposes any and all industrial waste and any feedstocks that are non-merchantable, have no commercial value or do not, and upon further blending and processing by Vertex Renewables cannot, otherwise meet both the requirements of the RFS Program and the Low Carbon Fuel Standard, including as relates to and as applicable to the relevant Environmental Attribute.

“Renewable Fuels” means (a) Renewable Fuels (as defined in the RFS Program), and (b) transportation fuels that satisfy the applicable Low Carbon Fuel Standard and other state and provincial low carbon fuel programs.

“Renewable Product” means any of the finished and unfinished Renewable Fuels that satisfy the requirements of the RFS Program, the Low Carbon Fuel Standard or other state and provincial low carbon fuel programs, including, without limitation, any associated Environmental Attributes, but excluding for all purposes any products that were produced without intent to comply with the requirements of the RFS Program, Low Carbon Fuel Standard or other state and provincial low carbon fuel programs and are non-merchantable or have no commercial value.

“Rights to Payment” means any and all of Vertex Renewables’ Accounts arising in connection with the sale of Renewable Fuels and Renewable Product solely arising from obligations under the Sales Agreements and any and all of Vertex Renewables’ rights and claims to the payment or receipt of money or other forms of consideration of any kind arising in connection with the sale of Renewable Fuels and Renewable Product solely arising from obligations under the Sales Agreements.

EXHIBIT A

A&R INTERCREDITOR AGREEMENT